Exhibit 23(a)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of our report dated November 13, 1998 with respect to the consolidated financial statements of Xceed Inc. included in the Annual Report on Form 10-K for the year ended November 30, 1998.


                                             /s/ Holtz Rubenstein & Co., LLP
                                             HOLTZ RUBENSTEIN & CO., LLP


Melville, New York
March 18, 1999